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                                                                                                          =========================
Wells Fargo                                                                                               The Lincoln National Life
New Directions(SM)                                    Wells Fargo New Directions                               Insurance Company
From Lincoln Annuities                           Access Variable Annuity Application                         Fort Wayne, Indiana
                                                                                                          =========================
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         Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
1a       Contract Owner       Maximum age of Contract Owner is 85.

                                                                       Social Securitynumber/TIN       [_][_][_]-[_][_]-[_][_][_][_]
         __________________________________________________
         Full legal name or trust name*
                                                                       Date of birth [_][_] [_][_] [_][_]       [_]Male  [_] Female
         __________________________________________________                           Month   Day   Year
         Street address

         __________________________________________________            Home telephone number        [_][_][_]-[_][_][_]-[_][_][_][_]
         City                      State             ZIP

                                                                       Date of trust* [_][_] [_][_] [_][_]      Is trust revocable?*
         __________________________________________________                            Month   Day   Year
         Trustee name*                                                                                       [_] Yes    [_] No

                                                                       *This information is required for trusts.

1b       Joint Contract Owner   Maximum age of Joint Contract Owner is 85.

         __________________________________________________            Social Security number          [_][_][_]-[_][_]-[_][_][_][_]
         Full legal name
                                                                                                           [_] Male   [_] Female
                                                                       Date of birth [_][_] [_][_] [_][_]
                                                                                      Month   Day   Year  [_] Spouse [_] Non-spouse

2a       Annuitant      (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                         Maximum age of Annuitant is 85.

         __________________________________________________            Social Security number          [_][_][_]-[_][_]-[_][_][_][_]
         Full legal name
                                                                       Date of birth [_][_] [_][_] [_][_]     [_] Male    [_] Female
         __________________________________________________                           Month   Day   Year
         Street address
                                                                       Home telephone number        [_][_][_]-[_][_][_]-[_][_][_][_]
         __________________________________________________
         City           State                 ZIP

2b       Contingent Annuitant    Maximum age of Contingent Annuitant is 85.

         __________________________________________________            Social Security number          [_][_][_]-[_][_]-[_][_][_][_]
         Full legal name

3        Beneficiary(ies) Of Contract Owner   (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

         _________________________________________________________     _______________________________   __________________________
         Full legal name or trust name*  [_] Primary[_] Contingent     Relationship to Contract Owner    SSN/TIN

         _________________________________________________________     _______________________________   __________________________
         Full legal name or trust name*  [_] Primary[_] Contingent     Relationship to Contract Owner    SSN/TIN

         _________________________________________________________     _______________________________   __________________________
         Full legal name or trust name*  [_] Primary[_] Contingent     Relationship to Contract Owner    SSN/TIN

         _________________________________________________________     Date of trust* [_][_] [_][_] [_][_]    Is trust revocable?*
         Trustee name*                                                                 Month  Day    Year     [_] Yes    [_] No

                                                                       *This information is required for trusts.

         To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953WF).

4        Type of Wells Fargo Variable Annuity Contract

         Nonqualified: [_] Initial Contribution     OR  [_] 1035 Exchange
         Tax-Qualified (must complete plan type):       [_] Transfer OR  [_]  Rollover
         Plan Type (check one): [_] Roth IRA            [_] Traditional IRA
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5a   Allocation (This section must be completed.)

     Initial minimum: $25,000

     Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

     If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Wells Fargo VT Money Market Fund, pending instructions from the contract owner.

--------------------------------------------------------------------------------
Please allocate my contribution of:
$_____________________   OR   $_____________________
  Initial contribution          Approximate amount
                                from previous carrier
--------------------------------------------------------------------------------
INTO THE FUND(S) BELOW
--------------------------------------------------------------------------------
Use whole percentages

_____% Wells Fargo VT Asset Allocation Fund
_____% Wells Fargo VT Corporate Bond Fund
_____% Wells Fargo VT Equity Value Fund
_____% Wells Fargo VT Equity-Income Fund
_____% Wells Fargo VT Growth Fund
_____% Wells Fargo VT International Growth Fund
_____% Wells Fargo VT Large Company Growth Fund
_____% Wells Fargo VT Money Market Fund
_____% Wells Fargo VT Small Company Growth Fund
_____% AFIS Global Small Capitalization Fund
_____% AFIS International Fund
_____% AFIS Large Growth Fund
_____% AIM Government Securities Fund
_____% AIM VI Growth Fund
_____% AIM VI Value Fund
_____% Alliance Bernstein Small Cap Value Portfolio
_____% Alliance Technology Portfolio
_____% Delaware Emerging Markets Series
_____% Delaware Growth & Income Series
_____% Delaware High Yield Series
_____% Delaware REIT Series
_____% Delaware SmallCap Value Series
_____% Delaware Trend Series
_____% Delaware U.S. Growth
_____% Deutsche VIT Equity 500 Index Fund
_____% Evergreen VA Omega Fund
_____% Evergreen VA Special Equity Fund
_____% Evergreen Strategic Income Fund
_____% Fidelity VIP Contrafund Portfolio
_____% Fidelity VIP Growth Opportunities Portfolio
_____% Fidelity VIP Overseas Portfolio
_____% Lincoln National Aggressive Growth Fund
_____% Lincoln National Global Asset Allocation Fund
_____% MFS Capital Opportunities Series
_____% MFS Emerging Growth Series
_____% MFS Utilities Series
_____% Neuberger Berman Balanced Portfolio
_____% Neuberger Berman Mid Cap Growth Portfolio
_____% Neuberger Berman Regency Portfolio
_____% Putnam VT Growth and Income Fund
       Fixed Account:                 _____% 7 years
  _____% 1 year    _____% 4 years     _____% 8 years
  _____% 2 year    _____% 5 years     _____% 9 years
  _____% 3 years   _____% 6 years     _____% 10 years
=====% Total(must = 100%)
--------------------------------------------------------------------------------
5b Dollar Cost Averaging (Complete only if electing DCA.)

$2,000 minimum required.
--------------------------------------------------------------------------------
Total amount to DCA:                    $ ____________________
        OR
MONTHLY amount to DCA:                  $ ____________________
--------------------------------------------------------------------------------
OVER THE FOLLOWING PERIOD:                ____________________
                                            MONTHS (6-60)
--------------------------------------------------------------------------------
FROM THE FOLLOWING HOLDING ACCOUNT (check one):
[_]  Fixed Account                      *The DCA holding account and the
[_]  Wells Fargo VT Money Market Fund*   DCA fund elected cannot be the same.

--------------------------------------------------------------------------------
INTO THE FUND(S) BELOW
--------------------------------------------------------------------------------
Use whole percentages
_____% Wells Fargo VT Asset Allocation Fund
_____% Wells Fargo VT Corporate Bond Fund
_____% Wells Fargo VT Equity Value Fund
_____% Wells Fargo VT Equity-Income Fund
_____% Wells Fargo VT Growth Fund
_____% Wells Fargo VT International Growth Fund
_____% Wells Fargo VT Large Company Growth Fund
_____% Wells Fargo VT Money Market Fund
_____% Wells Fargo VT Small Company Growth Fund
_____% AFIS Global Small Capitalization Fund
_____% AFIS International Fund
_____% AFIS Large Growth Fund
_____% AIM Government Securities Fund
_____% AIM VI Growth Fund
_____% AIM VI Value Fund
_____% Alliance Small Cap Value Portfolio
_____% Alliance Technology Portfolio
_____% Delaware Emerging Markets Series
_____% Delaware Growth & Income Series
_____% Delaware High Yield Series
_____% Delaware REIT Series
_____% Delaware SmallCap Value Series
_____% Delaware Trend Series
_____% Delaware U.S. Growth
_____% DeutscheVIT Equity 500 Index Fund
_____% Evergreen VA Omega Fund
_____% Evergreen VA Special Equity Fund
_____% Evergreen Strategic Income Fund
_____% Fidelity VIP Contrafund Portfolio
_____% Fidelity VIP Growth Opportunities Portfolio
_____% Fidelity VIP Overseas Portfolio
_____% Lincoln National Aggressive Growth Fund
_____% Lincoln National Global Asset Allocation Fund
_____% MFS Capital Opportunities Series
_____% MFS Emerging Growth Series
_____% MFS Utilities Series
_____% Neuberger Berman Balanced Portfolio
_____% Neuberger Berman Mid Cap Growth Portfolio
_____% Neuberger Berman Regency Portfolio
_____% Putnam VT Growth and Income Fund
     % Total (must = 100%)
=====
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Future contributions will not automatically start a new DCA program.
Instructions must accompany each DCA contribution.
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5c Cross-Reinvestment or Portfolio Rebalancing

   To elect either of these options, please complete the Cross-Reinvestment form (28051WF) or the Portfolio Rebalancing form (28887WF).

6  Death Benefit Option

   Select one: (If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.)

   [_] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.

   [_] I/We hereby elect the Estate Enhancement Benefit1 rider which includes the Enhanced Guaranteed Minimum Death Benefit.

   /1/ The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

7  Automatic Withdrawals

   Note: Withdrawals may be subject to market value adjustments (for additional information, see Section 11). Withdrawal minimum: $50 per distribution/$300 annually.

  ------------------------------------------------------------------------------
   [_] Please provide me with automatic withdrawals totaling ________ % of total contract value or $ ___________________ (minimum: $50 per distribution/$300 annually) payable as follows:

   [_] Monthly     [_] Quarterly    [_] Semiannually    [_] Annually

       Begin withdrawals in  [_]_]   [_]_]
                             Month    Year
  ------------------------------------------------------------------------------

   Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

   ELECT ONE:   [_] Do withhold taxes    Amount to be withheld _______%
                                             (must be at least 10%)

                [_] Do not withhold taxes

   ELECT ONE:   [_] Direct deposit     [_] Checking (Attach a "voided" check)

                [_] Savings (Attach a deposit slip)

                    I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This autho-rization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                    ____________________________________________________________
                    Bank name                          Bank telephone number

                [_] Send check to address of record

                [_] Send check to the following alternate address:

                    ____________________________________________________________

                    ____________________________________________________________

8  Automatic Bank Draft


   ____________________________________  _______________________________________
   Print account holder name(s)
   EXACTLY as shown on bank records

   _____________________________________________________________________________
   Bank name                                   Bank telephone number
                                                               $
   -----------------------------------------------------------------------------
   ABA number              Checking account number              Monthly amount

   Automatic bank draft
   start date:          [_]_]   [_]_]    [_]_]
                        Month Day (1-28)  Year       ATTACH VOIDED CHECK

   I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

                                     Page 3
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9    Telephone/Internet Authorization (Check box if this option is desired.)

     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, Wells Fargo Investments, LLC and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10   Replacement

     Does the applicant have any existing life policies or annuity contracts?
                                                                 [_] Yes [_] No
     Will the proposed contract replace any existing annuity or life insurance?
                                                                 [_] Yes [_] No
     (Attach a state replacement form if required by the state in which the application is signed.)

     ---------------------------------------------------------------------------
     Company name

     ---------------------------------------------------------------------------
     Plan name                                                Year issued


     Fraud Warning

     Residents of all states except Virginia please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

11   Signatures

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Wells Fargo New Directions Access Variable Annuity and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

-------------------------------------------------------------------------------
Investment Products:
-------------------------------------------------------------------------------
 .    Are NOT insured by the FDIC
 .    Are NOT obligations or deposits of any Wells Fargo Bank nor guaranteed by the Bank
 .    Involve investment risk, including possible loss of principal
-------------------------------------------------------------------------------

__________________________________________________________________________________________
Signed at (city)                         State
                                                                                             Date       [_][_]   [_][_]    [_][_]
______________________________________   _________________________________________________               Month     Day      Year
Signature of Contract Owner              Joint Contract Owner (if applicable)

__________________________________________________________________________________________
Signed at (city)                         State
                                                                                             Date       [_][_]   [_][_]    [_][_]
__________________________________________________________________________________________               Month     Day      Year
Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)


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                    FINANCIAL ADVISER MUST COMPLETE PAGE 5.
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                                     Page 4
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     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR
                   SECURITIES DEALER. Please type or print.

12 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

    ELECT ONE:   [_] No   [_] Yes     If yes, please list the insurance in
                                      force on the life of the proposed
                                      Contract Owner(s) and Annuitant(s):

    (Attach a state replacement form if required by the state in which the application was signed.)

                                                                      $
    ----------------------------------------------------------------------------
    Company name                                         Year issued  Amount

13  Additional Remarks

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________


14   Dealer Information    Note: Licensing appointment with Lincoln Life is
                                 required for this application to be processed.
                                 If more than one representative, please
                                 indicate names and percentages in Section 13.

     [_] Income4Life(SM) Solution - complete Form 30350WF (nonqualified) or
         Form 30350Q-WF (qualified)
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
___________________________________________________________________________________     [_][_][_]  [_][_][_]-[_][_][_][_]
Registered representative's name (print as it appears on NASD licensing)                Registered representative's telephone number
____________________________________________________________________________________    [_][_][_]-[_][_]-[_][_][_][_]
Client account number at dealer (if applicable)                                         Registered representative's SSN
____________________________________________________________________________________________________________________________________
Dealer's name
____________________________________________________________________________________________________________________________________
Branch address                                      City                                 State                              ZIP
____________________________________________________________________________________________________________________________________
Branch number                                       Representative number

     |_| CHECK IF BROKER CHANGE OF ADDRESS

15   Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance
     Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

________________________________________________________________________________
     Signature

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
                               Send completed application -- with a check made payable to
                               Lincoln Life -- to your investment dealer's home office or to:
                                                           Express Mail:
     Wells Fargo               Lincoln Life                Lincoln Life
     New Directions (SM)       P.O. Box 7882               Attention: Wells Fargo Operations
     From Lincoln Annuities    Fort Wayne,IN 46801-7882    1300 South Clinton Street
                                                           Fort Wayne,IN 46802

                               If you have any questions regarding this application, please call Lincoln Life at 800 548-0805.

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